                                                               Exhibit 10(a)(ii)


                      AMENDMENT NO. 2 AND WAIVER AGREEMENT


         THIS AMENDMENT NO. 2 AND WAIVER AGREEMENT ("Amendment No. 2") is entered into as of November 13, 2001, by and among COLD METAL PRODUCTS, INC., a New York corporation ("CMP"), ALKAR STEEL CORPORATION, a Michigan corporation ("Alkar") (CMP and Alkar each individually a "Borrower" and collectively the "Borrowers") and GMAC Commercial Credit LLC, a New York limited liability company having an office at 1290 Avenue of the Americas, New York, New York 10104 ("Lender").

                                   BACKGROUND

         Borrowers, Cold Metal Products, Limited ("Canadian Guarantor") (Borrowers and Canadian Guarantor each a "Loan Party" and collectively "Loan Parties") and Lender are parties to a Fourth Amended and Restated Credit and Security Agreement dated as of September 29, 2000 (as amended by Amendment No. 1 dated as of May 16, 2001 and as same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides Borrowers with certain financial accommodations.

         Loan Parties have requested that Lender amend certain provisions of the Loan Agreement and waive certain financial covenants on the terms set forth herein and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Loan Parties by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

         2.1. Section 1.2 of the Loan Agreement is hereby amended as follows:

                     (a) the following defined terms are hereby added in their appropriate alphabetical order:

                     "AMENDMENT NO. 2" shall mean Amendment No. 2 and Waiver Agreement dated as of November 13, 2001.

                     "AMENDMENT NO. 2 EFFECTIVE DATE" shall mean the later of November 13, 2001 or the date upon which all of the conditions precedent contained in Section 5 of Amendment No. 2 shall have been satisfied. "ODOD" shall mean the Ohio Department of Development.

                     "ODOD Financing" shall mean a secured financing provided or to be provided by the ODOD to CMP in the maximum aggregate principal amount of $2,000,000 for the purpose of financing the purchase and refurbishment of certain Equipment to be used in connection with CMP's Youngstown, Ohio location and otherwise pursuant to such terms, conditions and documentation as are satisfactory to Lender in its discretion.

                     (b) the following defined term is hereby amended in its entirety to read as follows:

                     "REVOLVING INTEREST RATE" shall mean an interest rate per annum equal to the sum of the Average Monthly LIBOR Rate plus two percent (2.00%).


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

                  (c) The defined term "Permitted Encumbrance" is hereby amended by deleting the word "and" appearing before the sectional reference "(d)" with a comma and inserting a new subsection "(e)" to read as follows:

                           "(e) Liens in favor of ODOD securing the ODOD Financing so long as such Liens cover only the Equipment being purchased or refurbished in connection with such ODOD Financing."

                  (d) The following defined term is hereby deleted in its entirety:

                           Applicable Margin


         2.2. Section 2.1(a)(y)(ii) is hereby amended in its entirety to read as follows:

                  "(ii) up to 40%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of the value of the Eligible Inventory (calculated based upon the Dollar Equivalent of the Inventory of Canadian Guarantor) (the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively, as the "Advance Rates"); PROVIDED, however, the maximum amount of outstanding Advances against Eligible Inventory shall not exceed $41,000,000 at any one time, PLUS"

         2.3. Section 2.2 is hereby amended by deleting the penultimate sentence thereof and restating the last sentence thereof in its entirety to read as follows:

                  "Whenever, subsequent to the date of this Agreement, the Average Monthly LIBOR Rate is increased or decreased, the applicable Contract Rate shall be similarly changed without notice or demand by an amount equal to the amount of such change in the Average Monthly LIBOR Rate."

         2.4. Section 2.4 is hereby amended by restating the last sentence thereof in its entirety to read as follows:

                  "Capital Expenditure Loans shall consist of LIBOR Rate Loans."

         2.5. Section 3.5 is hereby amended by deleting the reference to "applicable to Domestic Rate Loans" appearing on the last line thereof.

         2.6. Section 4.19 is hereby amended by deleting the reference to "Domestic Rate Loans constituting" appearing in the last sentence thereof.

         2.7. Sections 6.8 and 6.9 are hereby amended in their entirety to read as follows:

                  "6.8. FIXED CHARGE COVERAGE. Commencing with the fiscal quarter ending on December 31, 2001 and each fiscal quarter ending thereafter, in each case for the four fiscal quarters then ended, cause the ratio of (x) the sum of aggregate net income of Borrowers on a Consolidated Basis for such fiscal period plus any Capital Expenditure Loans advanced by Lender to Borrowers plus the aggregate amount of income tax, interest, depreciation and amortization, and all other non-cash expense used in determining such net income during such fiscal period as set forth in the adjustments to reconcile net income to net cash provided by operating activities as reflected on the Borrowers and Guarantors Consolidated Statement of Cash Flows to (y) aggregate consolidated interest expense during such fiscal period plus aggregate amount of income tax expense and capital expenditures paid in cash during such fiscal period (and not financed with the proceeds of a Capital Expenditure Loan) plus, without duplication, the aggregate amount of scheduled reductions in availability during such fiscal period pursuant to Section 2.1(a)(y)(iii) hereof to be not less than the ratio set forth below as corresponds to the applicable fiscal periods set forth below.


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

---------------------------------------------------------------- --------------------------------
FOUR FISCAL QUARTERS ENDING                                                   Ratio
---------------------------
---------------------------------------------------------------- --------------------------------

---------------------------------------------------------------- --------------------------------
December 31, 2001                                                         (.375) to 1.0
---------------------------------------------------------------- --------------------------------
March 31, 2002                                                             .35 to 1.0
---------------------------------------------------------------- --------------------------------
June 30, 2002                                                              .75 to 1.0
---------------------------------------------------------------- --------------------------------
September 30, 2002 and each four fiscal quarter period ending
at the end of each fiscal quarter thereafter during the Term."             1.0 to 1.0
---------------------------------------------------------------- --------------------------------

                  6.9. TOTAL LIABILITIES TO EQUITY. Cause the ratio of total consolidated Indebtedness (which for the purpose of this calculation shall mean Indebtedness exclusive of $4,292,000 "Additional Minimum Liability" as defined by Statement of Financial Accounting Standards Number 87, that represents the change in recognized pension obligations occurring principally as a result of changes in market interest discount rates and pension plan asset values as of March 31, 2001, for actuarial valuation purposes for the defined benefit plans of CMP having an unfunded accumulated benefit obligation) to consolidated stockholders' equity (which for the purpose of this calculation shall exclude any element of "other comprehensive income/(loss)" as reported in CMP's balance sheet) for Borrowers on a Consolidated Basis to be not more than the ratios set forth below at the end of each fiscal quarter set forth below:

--------------------------------------------------------- ------------------------------------------
FISCAL QUARTER                                                              Ratio
--------------
--------------------------------------------------------- ------------------------------------------

--------------------------------------------------------- ------------------------------------------
December 31, 2001                                                        5.00 to 1.0
--------------------------------------------------------- ------------------------------------------
March 31, 2002                                                           5.25 to 1.0
--------------------------------------------------------- ------------------------------------------
June 30, 2002                                                            5.00 to 1.0
--------------------------------------------------------- ------------------------------------------
September 30, 2002 and at the end of each fiscal
quarter thereafter during the Term.                                      4.75 to 1.0
--------------------------------------------------------- ------------------------------------------

                  For purposes of this Section 6.9, the effect of CMP's adoption of "Statement of Financial Accounting Standard No. 142, goodwill and other intangible assets" required to be adopted subsequent to March 31, 2002 shall be disregarded.

         2.8. Section 7.8 is hereby amended in its entirety to read as follows:

                  "7.8 INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness (exclusive of trade debt) of any Loan Party except in respect of (i) Indebtedness to Lender; (ii) Indebtedness incurred for capital expenditures permitted under
                  Section 7.6 hereof, (iii) Indebtedness disclosed on SCHEDULE 7.8, (iv) Indebtedness in connection with loans permitted under Section 7.5, (v) Indebtedness to the ODOD in connection with the ODOD Financing and (vi) Indebtedness to third party lenders in connection with a refinancing of Obligations constituting Amortizing Availability permitted under Section 4.21, provided that such third party lender shall subordinate such debt and any Liens securing such debt to the Obligations pursuant to a subordination agreement in form and substance satisfactory to Lender.

         2.9. Section 11.1 is hereby amended by deleting the reference to "five (5) days" and inserting "ten (10) days" in lieu thereof.

         3. WAIVERS. Subject to the satisfaction of the conditions set forth in
Section 5 below, Lender hereby waives (i) the Event of Default that has occurred as a result of Borrowers' non-compliance with Section 6.8 of the Loan Agreement solely as a result of Borrowers' failure to maintain the requisite Fixed Charge Coverage as of the end of the fiscal quarter ending September 30, 2001 so long as the Fixed Charge Coverage at the end of such fiscal quarter was not less than (.43) to 1.00, and (ii) the provisions of Section 3.1 insofar as a Default Rate of Interest may have applied at any time through to the Amendment No. 2 Effective Date with respect to the Event of Default being waived in Section 3(i) hereof.


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

         4.       PROJECTIONS; APPRAISALS.
                  (a) Not later than January 31, 2002, Lender shall have received an appraisal of each Loan Party's Real Property (other than with respect to the New Britain, Connecticut facility) prepared by Cushman & Wakefield or such other appraiser satisfactory to Lender.

                  (b) Not later than January 31, 2002, Lender shall have received an appraisal of each Loan Party's Equipment, in form and substance satisfactory to Lender, prepared by an appraiser satisfactory to Lender.

         5. CONDITIONS OF EFFECTIVENESS. This Amendment No. 2 shall become effective when Lender shall have received:

                  (i) four (4) copies of this Amendment No. 2 executed by each Loan Party and consented to by the Participants; and

                  (ii) an amendment fee equal to $50,000, which fee shall be charged to Borrowers' Account.

         6.       REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Loan

                  Party hereby represents, warrants and covenants as follows:

                  (a) This Amendment No. 2 and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Loan Parties and are enforceable against Loan Parties in accordance with their respective terms.

                  (b) Except as set forth in Section 3 hereof, no Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 2.

                  (c) No Loan Party has any defense, counterclaim or offset with respect to the Obligations.

         7.       EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         8. GOVERNING LAW. This Amendment No. 2 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         9. HEADINGS. Section headings in this Amendment No. 2 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2 for any other purpose.

         10. COUNTERPARTS. This Amendment No. 2 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.



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


                  IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the day and year first written above.

                                  COLD METAL PRODUCTS, INC., as Borrower


                                  By:
                                      -------------------------------
                                  Name:    Joseph C. Horvath
                                  Title:   Vice President and
                                           Chief Financial Officer


                                  ALKAR STEEL CORPORATION, as Borrower


                                  By:
                                      -------------------------------
                                  Name:    Joseph C. Horvath
                                  Title:   Vice President


                                  COLD METAL PRODUCTS, LIMITED, as
                                  Canadian Guarantor


                                  By:
                                      -------------------------------
                                  Name:    Raymond P. Torok
                                  Title    Director


                                  GMAC COMMERCIAL CREDIT LLC, as Lender


                                  By:
                                      -------------------------------

                                  Name:
                                        -----------------------------
                                  Title:
                                         ----------------------------




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


AMENDMENT NO. 2 AND WAIVER AGREEMENT TO FOURTH AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT DATED AS OF NOVEMBER 13, 2001 IS HEREBY CONSENTED AND AGREED TO AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN:


THE CIT GROUP/BUSINESS CREDIT INC.


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ------------------------------


NATIONAL CITY BANK


By:
    -------------------------------
Name:
      -----------------------------
Title:
       ------------------------------












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